                                                                    Exhibit 23.1

                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into Cabot Industrial Properties, L.P.'s previously filed Registration Statement on Form S-3 (File No. 333-71585).


Boston, Massachusetts                                        Arthur Andersen LLP
March 27, 2000